

Definitive agreement to acquire SemanticBits

ICF

John Wasson
Chair and CEO

June 8, 2022

Cautionary statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors." We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

Company overview

semanticbits

Leading provider of agile software development and digital transformation services to leading U.S. federal health agencies

High teens EBITDA margin expected as part of ICF

450+
Billable employees

135+
Software engineers

100%
FFP and T&M contracts


+90%
of revenues
with CMS

CMS

FDA GSA CDC

Leading Technology Services

- Agile software development and delivery
- DevOps and cloud
- Data science, analytics, and machine learning/AI
- Human-centered design
- Data engineering and DataOps
- Healthcare and federal policy expertise

Addressing Critical Health Domains

- Health IT
- Biospecimen management
- Clinical genomics
- Bioinformatics
- Clinical trials

Strategic rationale

1. **Leading growth platform:** Unique opportunity to acquire a top-tier asset that is focused on the federal health market
2. **Direct access to priority customers:** Supports direct expansion into ICF's highly desired customer, CMS, with a strong foothold and presence
3. **Strategically scaled:** Large, differentiated platform provides opportunity to leverage open-source project experience to ICF customers within HHS and beyond
4. **Advanced technology development:** Leverages highly scalable, cloud enabled, and commercial-grade technology to support overhaul and maintenance of legacy systems
5. **Exceptional technical talent:** Approximately 450+ billable employees, including 135+ software engineers

Our initial view of the CMS opportunity

Four highest priorities within CMS

- **Center for Program Integrity (CPI):** handles fraud, waste, and abuse
- **Center for Clinical Standards and Quality (CCSQ):** healthcare/clinical quality, CMS quality IT systems and analytics, and quality tool development
- **Office of Communications (OC):** consumer outreach, UX/CX, public engagement and campaigns
- **Office of Information Technology (OIT):** data analytics, modernization of IT legacy systems

Large contract vehicles

Key Contracts (FY 21 spending)

$1.75B
GSA IT 70/MAS*

$768M
SPARC

$303M
RMADA (1 & 2)

$105M
CIO-SP3*

$101M
MIDS*

* Contracts currently held by ICF

ICF

Culture and workforce

Employee base overview

100% Remote workforce since company's founding	**40+** States where employees are located
450+ Billable employees	**250+** Employee certifications with continued learning

Mission-driven culture

To build digital services that improve people's lives

Exceptional headcount growth



FY2018-2022P
CAGR: ~35%
~130
~220
~290
~400
450+
2018
2019
2020
2021
2022
*as of May 2022

Select employee certifications



CSM CERTIFIED
CSPO CERTIFIED
PMP
SAFe Certified
Security+

CSM	CSPO	PMP
~43	~19	~16

+ Other
Employee certifications

Significant opportunities for employees to learn new technologies through direct project experience

Delivery excellence through core values

REMOTE-FIRST: Hire the best no matter where in the country they are.	**AGILE:** Only constant is change so tailor the process.
QUALITY: Unwaveringly strive for the absolute best in everything we do.	**ACCEPTANCE:** We embrace each other's differences.
DATA-DRIVEN: Drive all decisions with data, not your gut.	**DEFAULT TO OPEN:** Use open source to reduce cost and improve maintainability.
TRANSPARENT: Our customers are our partners, and we value openness.	**RIGHT TOOLS:** Choose the best tools and technologies to solve the problem.

Note: FY 2022P Employee Headcount based on most recently provided Census dated February 24, 2022

Financial considerations

Purchase price of $220M funded by ICF's existing credit lines

Expected to be accretive to ICF's Non-GAAP EPS upon closing

ICF's net leverage ratio at closing to be ~3.55 to decline by 40 bps by year end 2022, absent additional acquisitions

Company will provide revised full year 2022 guidance that includes the contribution from SemanticBits when it releases Q2 earnings in early August

SemanticBits meets our M&A criteria

- Expands our addressable market
- Strengthens domain/technical expertise
- Good cultural fit with ICF
- Strong performer
- Familiar/ compatible business models
- Accretive and IRR>WACC

- Gain access to CMS
- Open-source solutions and advanced analytics; health domain expertise
- Mission-driven and client-centric
- Rapid growth, great client relationships
- Federal sweet spot
- Immediately accretive



Q&A